UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2022

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On October 26, 2022, at the 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting") of the Company, the Company's shareholders considered three proposals, each of which is described more fully in the Company’s definitive proxy statement for the 2022 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s shareholders at the 2022 Annual Meeting.

Proposal 1. The shareholders elected the following Directors for a term expiring at the Annual Meeting of Shareholders in 2023, as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Lee C. Banks	103,507,998	2,928,097	152,906	8,627,694
Jillian C. Evanko	105,483,922	897,886	207,193	8,627,694
Lance M. Fritz	102,941,088	3,370,637	277,276	8,627,694
Linda A. Harty	92,420,878	13,860,757	307,366	8,627,694
William F. Lacey	103,246,795	3,070,595	271,611	8,627,694
Kevin A. Lobo	105,412,263	922,957	253,781	8,627,694
Joseph Scaminace	96,626,448	9,677,352	285,201	8,627,694
Åke Svensson	99,473,771	6,860,465	254,765	8,627,694
Laura K. Thompson	102,869,087	3,472,728	247,186	8,627,694
James R. Verrier	105,501,436	825,627	261,938	8,627,694
James L. Wainscott	94,641,709	9,650,286	2,297,006	8,627,694
Thomas L. Williams	97,154,649	9,072,109	362,243	8,627,694

Proposal 2. The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,158,961	9,745,445	684,595	8,627,694

Proposal 3. The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,910,951	1,994,067	311,677	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
Date:	October 27, 2022	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary